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                                                                  DRAFT 06/10/98



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 1998


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)


            001-13949                                     65-0424192
      (Commission File No.)                 (I.R.S. Employer Identification No.)


                  3601 N.W. 63rd, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 405-841-2298


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                                                                 DRAFT 06/10/98


ITEM 8. CHANGE IN FISCAL YEAR

         On June 3, 1998, the Board of Directors of Local Financial Corporation (the "Company") adopted a resolution changing the Company's fiscal year end from June 30 to December 31. As a result of this change, the Company's fiscal year that began on July 1, 1997, will have ended on December 31, 1997 (the "Transition Period"), and a new fiscal year will have begun on January 1, 1998. The Company will file a report on Form 10-K covering the Transition Period.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LOCAL FINANCIAL CORPORATION

Date: June 15, 1998                 By: /s/ Edward A. Townsend
                                       -----------------------------------------
                                            Edward A. Townsend, Chairman
                                              and Chief Executive Officer